DELAWARE GROUP EQUITY FUNDS II

Delaware Diversified Value Fund

Supplement to the Fund's Prospectuses and Statement of Additional Information
dated January 30, 2004

The Board of Trustees unanimously voted to approve changes to the investment objective and policy of the Delaware Diversified Value Fund (the "Fund"), which are provided below. As a result, the Board of Trustees of the Fund, a series of the Delaware Group Equity Funds II (the "Trust"), also approved changing the name of the Fund to Delaware Value Fund; and that the names of Delaware Diversified Value Fund Class A, Delaware Diversified Value Fund Class B, Delaware Diversified Value Fund Class C, Delaware Diversified Value Fund Class R and Delaware Diversified Value Fund Institutional Class be changed, respectively, to Delaware Value Fund Class A, Delaware Value Fund Class B, Delaware Value Fund Class C, Delaware Value Fund Class R and Delaware Value Fund Institutional Class. All changes are effective as of July 30, 2004.

The following information replaces the first and second paragraph under the section titled "Profile: Delaware Diversified Value Fund" on page 2 of the Prospectus:

What are the Fund's goals? Delaware Diversified Value Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies? Under normal circumstances, at least 80% of the Fund's net assets will be in investments of large-capitalization companies ("the 80% policy"). The Fund invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. The Fund currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company's plans for future operations on a selective basis. We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Fund.

The following information replaces the section titled "How we manage the Fund - Our investment strategy" on page 5 of the Prospectus:

Our investment strategy

We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. We follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

- Security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;

- Favorable earnings growth prospects;

- Expected above-average return on equity and dividend yield;

- The financial condition of the issuer; and

- Various qualitative factors

We may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, we may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The following information replaces the section titled "Portfolio Managers" on page 8 of the Prospectus:

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A Vogel, Jr. have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Nutt, Mr. Irving, Mr. Lombardi and Mr. Vogel have been on the Fund' investment management team since July 30, 2004.

D. Tysen Nutt, Jr., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Jordan L. Irving, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Jordan joined Delaware Investments as Vice President, Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Robert A. Vogel, Jr., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President, Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

In addition, Mr. Irving, Mr. Lombardi, Mr. Nutt and Mr. Vogel are added to the list of investment professionals affiliated with the Fund under the section titled "Officers and Trustees" in the Trust's Statement of Additional Information.

The following information replaces the first paragraph under the section titled "APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS FAMILY" on page 81 of the Statement of Additional Information:

Delaware Large Cap Value Fund seeks total return. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy. Delaware Value Fund seeks long-term capital appreciation.

This Supplement is dated May 28, 2004.